DIREXION SHARES ETF TRUST

The maximum annualized fee rate pursuant to Paragraph 1 of the Direxion Shares ETF Trust Distribution Plan shall be 0.25% for the following Funds:

SUBADVISED FUND

Direxion HCM Tactical Enhanced US ETF

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Strategy ETF
Direxion Ether Strategy ETF
Direxion Ether Strategy Bear ETF
Direxion Concentrated Energy ETF
Direxion Daily Concentrated Energy Bear 1X Shares
Direxion Daily Concentrated Energy Bull 2X Shares
Direxion Daily Concentrated Energy Bear 2X Shares
Direxion Concentrated Homebuilders & Supplies ETF
Direxion Daily Concentrated Homebuilders & Supplies Bear 1X Shares
Direxion Daily Concentrated Homebuilders & Supplies Bull 2X Shares
Direxion Daily Concentrated Homebuilders & Supplies Bear 2X Shares
Direxion Concentrated Semiconductors ETF
Direxion Daily Concentrated Semiconductors Bear 1X Shares
Direxion Daily Concentrated Semiconductors Bull 2X Shares
Direxion Daily Concentrated Semiconductors Bear 2X Shares
Direxion Concentrated Electric and Autonomous Vehicles ETF
Direxion Daily Concentrated Electric and Autonomous Vehicles Bear 1X Shares
Direxion Daily Concentrated Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Concentrated Electric and Autonomous Vehicles Bear 2X Shares
Direxion Concentrated Biotech ETF
Direxion Daily Concentrated Biotech Bear 1X Shares
Direxion Daily Concentrated Biotech Bull 2X Shares
Direxion Daily Concentrated Biotech Bear 2X Shares
Direxion Concentrated Cybersecurity ETF
Direxion Concentrated Retail ETF
Direxion Daily Concentrated Retail Bear 1X Shares
Direxion Daily Concentrated Retail Bull 2X Shares
Direxion Daily Concentrated Retail Bear 2X Shares
Direxion Concentrated Technology ETF
Direxion Daily Concentrated Technology Bear 1X Shares
Direxion Daily Concentrated Technology Bull 2X Shares
Direxion Daily Concentrated Technology Bear 2X Shares

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion Work From Home ETF

COMMODITY-RELATED FUND

Direxion Auspice Broad Commodity Strategy ETF

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily MAGMA Bear 1X Shares
Direxion Daily AI and Big Data Bear 1X Shares
Direxion Daily MSCI Emerging Markets ex China Bear 1X Shares
Direxion Daily Magnificent 7 Bear 1X Shares
Direxion Daily Uranium Industry Bear 1X Shares
Direxion Daily Crypto Industry Bear 1X Shares
Direxion Daily S&P Top 20 US Stocks Bear 1X Shares
Direxion Daily Quantum Computing Bear 1X Shares

Bitcoin Funds

Direxion Daily Bitcoin Strategy Bull 2X Shares
Direxion Daily Bitcoin Strategy Bear 2X Shares
Direxion Daily Bitcoin Bear 1X Shares
Direxion Daily Bitcoin Bull 1.5X Shares
Direxion Daily Bitcoin Bear 1.5X Shares
Direxion Daily Bitcoin Bull 2X Shares
Direxion Daily Bitcoin Bear 2X Shares

Ether Leveraged Funds

Direxion Daily Ether Strategy Bull 2X Shares
Direxion Daily Ether Strategy Bear 2X Shares

Monthly Leveraged Funds

Direxion Enhanced S&P Equity Income ETF
Direxion Enhanced Qs Equity Income ETF

Single Stock Funds

Direxion Daily TSLA Bull 2X Shares
Direxion Daily TSLA Bear 1X Shares
Direxion Daily META Bull 2X Shares
Direxion Daily META Bear 1X Shares
Direxion Daily NFLX Bull 2X Shares
Direxion Daily NFLX Bear 1X Shares
Direxion Daily AAPL Bull 2X Shares
Direxion Daily AAPL Bear 1X Shares
Direxion Daily MSFT Bull 2X Shares
Direxion Daily MSFT Bear 1X Shares
Direxion Daily AMZN Bull 2X Shares
Direxion Daily AMZN Bear 1X Shares
Direxion Daily GOOGL Bull 2X Shares
Direxion Daily GOOGL Bear 1X Shares
Direxion Daily NVDA Bull 2X Shares
Direxion Daily NVDA Bear 1X Shares
Direxion Daily AMD Bull 2X Shares
Direxion Daily AMD Bear 1X Shares

Direxion Daily ARM Bull 2X Shares
Direxion Daily ARM Bear 1X Shares
Direxion Daily ASML Bull 2X Shares
Direxion Daily ASML Bear 1X Shares
Direxion Daily AVGO Bull 2X Shares
Direxion Daily AVGO Bear 1X Shares
Direxion Daily BA Bull 2X Shares
Direxion Daily BA Bear 1X Shares
Direxion Daily BRKB Bull 2X Shares
Direxion Daily BRKB Bear 1X Shares
Direxion Daily LLY Bull 2X Shares
Direxion Daily LLY Bear 1X Shares
Direxion Daily MU Bull 2X Shares
Direxion Daily MU Bear 1X Shares
Direxion Daily PLTR Bull 2X Shares
Direxion Daily PLTR Bear 1X Shares
Direxion Daily SMCI Bull 2X Shares
Direxion Daily SMCI Bear 1X Shares
Direxion Daily TSM Bull 2X Shares
Direxion Daily TSM Bear 1X Shares
Direxion Daily XOM Bull 2X Shares
Direxion Daily XOM Bear 1X Shares
Direxion Daily V Bull 2X Shares
Direxion Daily V Bear 1X Shares
Direxion Daily CSCO Bull 2X Shares
Direxion Daily CSCO Bear 1X Shares
Direxion Daily QCOM Bull 2X Shares
Direxion Daily QCOM Bear 1X Shares
Direxion Daily PANW Bull 2X Shares
Direxion Daily PANW Bear 1X Shares
Direxion Daily CMG Bull 2X Shares
Direxion Daily CMG Bear 1X Shares
Direxion Daily CAT Bull 2X Shares
Direxion Daily CAT Bear 1X Shares
Direxion Daily LMT Bull 2X Shares
Direxion Daily LMT Bear 1X Shares
Direxion Daily INTC Bull 2X Shares
Direxion Daily INTC Bear 1X Shares
Direxion Daily F Bull 2X Shares
Direxion Daily F Bear 1X Shares
Direxion Daily SOFI Bull 2X Shares
Direxion Daily SOFI Bear 1X Shares
Direxion Daily DIS Bull 2X Shares
Direxion Daily DIS Bear 1X Shares
Direxion Daily BABA Bull 2X Shares
Direxion Daily BABA Bear 1X Shares
Direxion Daily UBER Bull 2X Shares
Direxion Daily UBER Bear 1X Shares
Direxion Daily COST Bull 2X Shares
Direxion Daily COST Bear 1X Shares
Direxion Daily COIN Bull 2X Shares
Direxion Daily COIN Bear 1X Shares
Direxion Daily HOOD Bull 2X Shares
Direxion Daily HOOD Bear 1X Shares
Direxion Daily SHOP Bull 2X Shares
Direxion Daily SHOP Bear 1X Shares
Direxion Daily PYPL Bull 2X Shares

Direxion Daily PYPL Bear 1X Shares
Direxion Daily SQ Bull 2X Shares
Direxion Daily SQ Bear 1X Shares
Direxion Daily CCL Bull 2X Shares
Direxion Daily CCL Bear 1X Shares
Direxion Daily DKNG Bull 2X Shares
Direxion Daily DKNG 1X Bear Shares
Direxion Daily AAL Bull 2X Shares
Direxion Daily AAL Bear 1X Shares
Direxion Daily RBLX Bull 2X Shares
Direxion Daily RBLX Bear 1X Shares
Direxion Daily KO Bull 2X Shares
Direxion Daily KO Bear 1X Shares
Direxion Daily O Bull 2X Shares
Direxion Daily O Bear 1X Shares
Direxion Daily LCID Bull 2X Shares
Direxion Daily LCID Bear 1X Shares
Direxion Daily MARA Bull 2X Shares
Direxion Daily MARA Bear 1X Shares

Super Sector ETFs

Direxion Daily Super Sectors Semiconductors Bull 2X Shares
Direxion Daily Super Sectors Semiconductors Bear 1X Shares
Direxion Daily Super Sectors Biotech Bull 2X Shares
Direxion Daily Super Sectors Biotech Bear 1X Shares
Direxion Daily Super Sectors Communication Services Bull 2X Shares
Direxion Daily Super Sectors Communication Services Bear 1X Shares
Direxion Daily Super Sectors Consumer Discretionary Bull 2X Shares
Direxion Daily Super Sectors Consumer Discretionary Bear 1X Shares
Direxion Daily Super Sectors Consumer Staples Bull 2X Shares
Direxion Daily Super Sectors Consumer Staples Bear 1X Shares
Direxion Daily Super Sectors Energy Bull 2X Shares
Direxion Daily Super Sectors Energy Bear 1X Shares
Direxion Daily Super Sectors Financial Bull 2X Shares
Direxion Daily Super Sectors Financial Bear 1X Shares
Direxion Daily Super Sectors Healthcare Bull 2X Shares
Direxion Daily Super Sectors Healthcare Bear 1X Shares
Direxion Daily Super Sectors Industrials Bull 2X Shares
Direxion Daily Super Sectors Industrials Bear 1X Shares
Direxion Daily Super Sectors Materials Bull 2X Shares
Direxion Daily Super Sectors Materials Bear 1X Shares
Direxion Daily Super Sectors Real Estate Bull 2X Shares
Direxion Daily Super Sectors Real Estate Bear 1X Shares
Direxion Daily Super Sectors Technology Bull 2X Shares
Direxion Daily Super Sectors Technology Bear 1X Shares
Direxion Daily Super Sectors Utilities Bull 2X Shares
Direxion Daily Super Sectors Utilities Bear 1X Shares

2X Funds

Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Energy Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Gold Miners Index Bear 2X Shares

Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily NYSE FANG+ Bull 2X Shares
Direxion Daily NYSE FANG+ Bear 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares
Direxion Daily Travel & Vacation Bear 2X Shares
Direxion Daily Aviation Bull 2X Shares
Direxion Daily Aviation Bear 2X Shares
Direxion Daily China Technology Bull 2X Shares
Direxion Daily China Technology Bear 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bear 2X Shares
Direxion Daily Crypto Industry Bull 2X Shares
Direxion Daily MAGMA Bull 2X Shares
Direxion Daily AI and Big Data Bull 2X Shares
Direxion Daily AI and Big Data Bear 2X Shares
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares
Direxion Daily MSCI Emerging Markets ex China Bear 2X Shares
Direxion Daily Magnificent 7 Bull 2X Shares
Direxion Daily Magnificent 7 Bear 2X Shares
Direxion Daily Uranium Industry Bull 2X Shares
Direxion Daily Quality Bull 2X Shares
Direxion Daily Quality Bear 2X Shares
Direxion Daily S&P Top 20 US Stocks Bull 2X Shares
Direxion Daily S&P Top 20 US Stocks Bear 2X Shares
Direxion Daily India Consumer Bull 2X Shares
Direxion Daily Quantum Computing Bull 2X Shares
Direxion Daily Quantum Computing Bear 2X Shares

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares
Direxion Daily FTSE China Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares
Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily Small Cap Bear 3X Shares

Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares
Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares
Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares
Direxion Daily S&P 500® High Beta Bear 3X Shares

Up to 0.25% of average daily net assets. The current authorized maximum annualized fee is 0% of average daily net assets.

Last Updated: February 12, 2025